Exhibit 23.5

Lorelei Duke, Senior Manager

Geotechnical Engineering & Planning

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Lorelei Duke, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Belle Plaine Potash Facility” effective December 31, 2024 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: November 6, 2025

/s/ Lorelei Duke
Lorelei Duke, P.Eng.

Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #13944

Francis Hainstock

Senior Geologist

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Francis Hainstock, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Belle Plaine Potash Facility” effective December 31, 2024 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 29, 2025

/s/ Francis Hainstock
Francis Hainstock
License / Professional Membership: #24249

Jarid Hancock, P.Eng., MBA, Senior Mine Manager

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Jarid Hancock, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Belle Plaine Potash Facility” effective December 31, 2024 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 27, 2025

/s/ Jarid Hancock
Jarid Hancock, P.Eng., MBA

Aimee Ottenbreit

Senior Manager – Environmental

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Aimee Ottenbreit, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Belle Plaine Potash Facility” effective December 31, 2024 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 30, 2025

/s/ Aimee Ottenbreit
Aimee Ottenbreit

Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #13249

Paul Plosz

Process Engineer Senior

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Paul Plosz, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Belle Plaine Potash Facility” effective December 31, 2024 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 29, 2025

/s/ Paul Plosz
Paul Plosz
License(s) / Membership(s):

Association of Professional Engineers & Geoscientists of Saskatchewan – Member Number 28194

Matthew Swedburg, Professional Engineer

Senior Manager, Maintenance and Engineering

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Matthew Swedburg, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Belle Plaine Potash Facility” effective December 31, 2024 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 30, 2025

/s/ Matthew Swedburg
Matthew Swedburg, P. Eng. Licenses / Memberships:

Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #15301

Monica Tochor, Manager, Geology & Reserves

Senior Geologist

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Monica Torchor, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Belle Plaine Potash Facility” effective December 31, 2024 and “SEC S-K 1300 Technical Report Summary – Esterhazy Potash Facility” effective December 31, 2021, respectively (the “Expert Reports”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 30, 2025

/s/ Monica Tochor
Monica Tochor

Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS)

License #12338